EXHIBIT 99.906CERT

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer of Old Mutual Absolute ReturnInstitutional Fund, L.L.C. (the "Fund"), with respect to the Fund's Form N-CSRSfor the period ended September 30, 2009 as filed with the Securities andExchange Commission (the "Commission"), hereby certifies, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in allmaterial respects, the financial condition and results of operations of theFund.

Date: December 7, 2009

                                        /s/ Matthew J. Appelstein
                                        -----------------------------------
                                        Matthew J. Appelstein
                                        President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Financial Officer of Old Mutual Absolute ReturnInstitutional Fund, L.L.C. (the "Fund"), with respect to the Fund's Form N-CSRSfor the period ended September 30, 2009 as filed with the Securities andExchange Commission (the "Commission"), hereby certifies, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in allmaterial respects, the financial condition and results of operations of theFund.


Date: December 7, 2009

                                        /s/ Ross Weissman
                                        -----------------------------------
                                        Ross Weissman
                                        Treasurer & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Commission or its staff upon request.